SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                DECEMBER 30, 1997

    Bear Stearns Mortgage Securities Inc. (as Seller under a
    Pooling and Servicing Agreement  dated as of December 1,
    1997 providing for the issuance of the Mortgage Pass-Through
    Certificates, Series 1997-7)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)

 DELAWARE                      333-13617                13-3633241
(State or other               (Commission              (IRS Employer
 jurisdiction of              File Number)           Identification No.)
 incorporation)


                    245 PARK AVENUE, NEW YORK, NEW YORK 10167
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

    (c)  Exhibits

    EXHIBIT NO.


      *1.1 Terms Agreement dated as of December 26, 1997 among the Registrant and Bear, Stearns & Co.
                 Inc.

       4.1 Pooling and Servicing Agreement dated as of December 1, 1997 among the Registrant, North American Mortgage Company, PHH Mortgage Services Corporation and The First National Bank of Chicago.
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*  Previously filed.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      BEAR STEARNS MORTGAGE SECURITIES INC.
                                  (Registrant)


Date: January 30, 1998      By: /S/ JOSEPH T. JURKOWSKI, JR.
                                Name: Joseph T. Jurkowski, Jr.
                                Title:  Vice President

                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION


 *1.1 Terms Agreement dated as of December 26, 1997 between the Registrant and Bear, Stearns & Co. Inc.

  4.1 Pooling and Servicing Agreement dated as of December 1, 1997 among the Registrant, North American Mortgage Company,
                    PHH Mortgage Corporation and The First National Bank of Chicago
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*  Previously filed.